                                                                      Exhibit 24

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 19, 1997                      /s/  J.G. Breen
       ----------------------------       ----------------------------
                                          J. G. Breen
                                          Chairman and Chief Executive Officer,
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 19, 1997                         /s/    T.A. Commes
       ----------------------------       -----------------------------
                                          T. A. Commes
                                          President and Chief Operating Officer,
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 19, 1997                        /s/    L.J. Pitorak
       -------------------------         ------------------------------
                                         L. J. Pitorak
                                         Senior Vice President - Finance,
                                         Treasurer and Chief Financial Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 19, 1997                          /s/    J.L. Ault
       ---------------------------         ---------------------------
                                           J. L. Ault
                                           Vice President - Corporate Controller

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 18, 1997                             /s/    James M. Biggar
       ------------------------------         ---------------------------------
                                              J. M. Biggar
                                              Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 21, 1997                             /s/    D.E. Collins
       ------------------------------         ------------------------------
                                              D. E. Collins
                                              Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 19, 1997                           /s/    D.E. Evans
       ----------------------------         ----------------------------
                                            D. E. Evans
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 19, 1997                           /s/    R.W. Mahoney
       ----------------------------         ------------------------------
                                            R. W. Mahoney
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 19, 1997                           /s/    W.G. Mitchell
       ----------------------------         -------------------------------
                                            W. G. Mitchell
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 19, 1997                           /s/    A.M. Mixon
       ----------------------------         ----------------------------
                                            A. M. Mixon
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 19, 1997                           /s/    Curtis E. Moll
       ----------------------------         --------------------------------
                                            C. E. Moll
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 19, 1997                           /s/    H.O. Petrauskas
       ----------------------------         ---------------------------------
                                            H. O. Petrauskas
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:    February 19, 1997                           /s/    R.K. Smucker
       ----------------------------         ------------------------------
                                            R. K. Smucker
                                            Director

                                   CERTIFICATE
                                   -----------


         I, the undersigned, Secretary of The Sherwin-Williams Company (the "Corporation"), hereby certify that attached hereto is a true and complete copy of a resolution of the Directors of the Corporation, duly adopted at a meeting held on February 19, 1997, and that such resolution is in full force and effect and has not been amended, modified, revoked or rescinded as of the date hereof.

         IN WITNESS WHEREOF, I have executed this certificate as of this 23rd day of April, 1997.



                                       /s/  L.E. Stellato
                                       -----------------------------------
                                       L.E. Stellato, Secretary

FURTHER RESOLVED, that the appropriate officers of the Company are each hereby authorized (i) to execute and deliver a power of attorney appointing J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato or any of them to act as attorneys-in-fact for the Company and for such officers for the purpose of executing and filing with the SEC, on behalf of the Company, such registration statement or statements and any and all amendments thereto (including, without limitation, post-effective amendments) with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the SEC and any national securities exchange; and (ii) to cause such registration statement, amendment, supplement or document to be executed by any proper officer, on behalf of the Company, pursuant to such power of attorney;